                                                                   EXHIBIT 10.11
                             SEPARATION AGREEMENT

     THIS SEPARATION AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
October 10, 2000, among TURBOLINUX, INC., a Delaware corporation, (the "Company"), the undersigned subsidiaries of the Company, Irving W. Miller, Iris
 -------
M. Miller (Irving and Iris Miller are collectively referred to as the "Millers")
                                                                       -------
and the undersigned entities controlled by the Millers.

     A. The Millers are the founders of the Company and have served as officers and directors of the Company from its formation until July 21, 2000 (the "Separation Date").
----------------

     B. The Millers continue to serve the Company as directors and are significant holders of the Company's Common Stock (the "Common Stock").
                                                        ------------

     C. The Millers and the Company each desire to enter into this Agreement to more fully detail certain arrangements between the Millers and the Company in connection with their separation from the Company as senior executive officers of the Company.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I
                            COVENANTS AND AGREEMENTS

     Section 1.1  Severance.
                  ---------

                  (a) Base Salary and Benefits. For a period of twenty-four (24)
                      ------------------------
months following the Separation Date, the Company shall continue to make equal semi-monthly severance payments to Irving Miller in the semi-monthly amount of $11,458.33 ($275,000 per year) and to Iris Miller in the semi-monthly amount of $6,250.00 ($150,000 per year). The Company also agrees to continue each of the Millers' respective benefits as set forth in Article IV of Irving Miller's Executive Employment Agreement dated July 12, 2000, with respect to Irving Miller, and in Article IV of Iris M. Miller's draft Executive Employment Agreement, as described in Paul Thomas' letter to Iris M. Miller dated July 1, 2000, with respect to Iris Miller. Notwithstanding the foregoing, in the event the Company receives at least $20 million (net of any proceeds used for the Share Repurchase, as defined in Section 1.2 below) in the Financings (as defined
                                -----------
in Section 1.2 below), the Company shall pay the remaining base salary severance payments in a lump sum payment on the closing of the Share Repurchase, as defined below. Except as otherwise provided in this Agreement, the Company shall not be obligated to make any other severance payments in connection with the termination of Irving Miller's or Iris Miller's employment with the Company.

                  (b) Bonus. The Company shall pay Irving Miller and Iris
                      -----
Miller, respectively, for each of fiscal years 2000 and 2001, a target bonus of up to $275,000 for Irving

Miller and $75,000 for Iris Miller. Such target bonuses shall be payable to the Millers when and if annual bonuses for fiscal years 2000 and 2001 are generally paid to other executive officers of the Company and shall be paid in amounts determined based on the percentage of such target bonuses that is equal to the highest percentage of target bonuses paid to other executive officers of the Company, without regard to any guaranteed bonus payments that may be paid to Paul Thomas.

                  (c) Certain Expenses. Upon execution and delivery of this
                      ----------------
Agreement by the parties, the Company shall pay to the Millers the amounts set forth on Schedule 1 of this Agreement as reimbursement of expenses incurred by
         ----------
the Millers in service to the Company and as an allowance for expenses incurred in connection with this Agreement.

                   (d) Excise Tax. No payment shall be made under this Section
                       ----------
1.1 to the extent that such payment, when aggregated with prior payments under this Section 1.1, gives rise to an excise tax under Section 280G of the Internal Revenue Code of 1986, as amended, provided that the Millers give the Company written notice prior to such payment that an excise tax under Section 280G would arise as a result of such payment.

     Section 1.2  Share Repurchase.  Subject to the terms and conditions of this
                  ----------------
Agreement and any required consent of stockholders of the Company and the effectiveness of the general release described in Section 1.6 of this Agreement in accordance with the terms of such general release, the Company agrees to repurchase (the "Share Repurchase") from the Millers, on a pro rata basis, a
                 ----------------
number of shares of Common Stock (the "Repurchase Shares") held by the Millers
                                       -----------------
as set forth on Schedule 2 of this Agreement.  The per share purchase price
                ----------
shall be equal to $3.65 per share.   The Company's obligation to effect the
Share Repurchase shall be subject to the closing of a preferred stock financing with the investors listed on Schedule 2 in the amounts set forth on such
                             ----------
Schedule. In the event the Company fails to close the Share Repurchase within thirty (30) days of the date of this Agreement, provided such failure does not result from the Millers breach of their obligations, representations or warranties under this Section 1.2 or the Repurchase Agreement described below, the Miller's may elect to terminate this Agreement and all related agreements entered contemporaneously herewith, which termination shall be effected by the Millers in writing no later than sixty (60) days from the date of this Agreement. Upon closing the Share Repurchase, the Millers shall pay one half of the finders fee of $750,000 (i.e., $375,000) payable to Asia Pacific Finance Group, Ltd. or its affiliates in connection with the preferred stock financings closing between September 1, 2000 and October 15, 2000 (the "Financings"). At
                                                             ----------
the closing of the Share Repurchase, the parties shall execute and deliver the Repurchase Agreement attached hereto as Exhibit A.
                                        ---------

     Section 1.3  Certain Tax Matters.  In the event of an audit by the Internal
                  -------------------
Revenue Service or applicable state taxing authorities resulting in federal or state income tax liability (including interest and penalties) for the Millers arising out of or in connection with the Millers' ownership of the Company's predecessor, Pacific HiTech, Inc., a Utah corporation ("Pacific HiTech"), and
                                                        --------------
income of Pacific HiTech prior to fiscal year 1995 attributable to the Millers because of the "S" corporation status of Pacific HiTech, the Company agrees to make a loan to the Millers in an amount necessary to satisfy such liability. Such loan shall be evidenced by a promissory note bearing interest at the minimum rate permitted by applicable law with principal and interest to be due and payable in a lump sum on the maturity date of the promissory note, which shall be the third anniversary date of such promissory note. The promissory note shall be secured by a number of shares of Common Stock owned by the Millers having a fair market value equal to the maximum principal and interest to be due and payable under the terms of the promissory note. The fair market value of such shares for purposes of this Section 1.3 shall be either (a) the most recent price at which the Company has sold preferred shares to a nonaffiliated party or (b) in the event the shares are traded on a securities exchange or through Nasdaq National Market on the date of such loan, the average of the closing prices of the securities on such exchange or quotation system for the twenty (20) trading day period ended three (3) days prior to the date of determination of such fair market value. The promissory note shall provide that the shares securing the loan shall be the sole recourse available to the Company in the event of default by the Millers under the terms of the promissory note and pledge agreement in connection therewith. Notwithstanding anything in this Agreement to the contrary, the Company's obligation to make a loan shall be limited to an amount not to exceed the fair market value of shares owned and pledged as security for the loan on the date of the promissory note. The parties further agree that they will use commercially reasonable efforts to provide the other party reasonable access to documents and information relating to any such tax liabilities during normal business hours upon receipt of written request at least twenty-four (24) hours prior to such access.

    Section 1.4  Election of Directors.  In each election of directors for the
                  ---------------------
Board, with regard to the Millers rights as holders of Common Stock to freely vote for two directors of their choosing who are not required to be independent directors pursuant to the Company's Restated Certificate of Incorporation and various voting agreements to which the Millers are parties applicable to the election of directors, each of the Millers and the undersigned parties controlled by the Millers agrees to vote or cause to be voted or consented all shares of the Common Stock owned or controlled by them, currently or in the future, proportionately in the same manner as the votes cast by the holders of Common Stock entitled to vote other than the Millers. In no event shall the Millers or the undersigned parties controlled by the Millers vote or cause to be voted or consented any shares of Common Stock for the election of either of the Millers. To the extent this Section 1.4 conflicts with the provisions of any other agreement between either of the Millers and the Company, this Section 1.4 shall control. The voting agreement provided in this Section 1.4 shall apply to any transferee, successor or assignee of the Millers or the undersigned entities controlled by the Millers (except for transfers of up to an aggregate of 550,000 shares for which the restrictions of this Section 1.4 shall not apply) and the Millers and the undersigned entities controlled by the Millers agree they shall cause any such transferee, successor or assign to agree to such restrictions prior to any transfer. The provisions of this Section 1.4 shall terminate upon the first to occur of (a) the closing of a firmly underwritten initial public offering of the Common Stock pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended ("Initial Public Offering"), (b) upon any
                                     -----------------------
merger or consolidation requiring the consent of the holders of the Company's Common Stock that is approved by the Board, where following the closing of such transaction the Millers and entities controlled by the Millers beneficially own less than 30% of the outstanding capital stock of the surviving entity, or (c) September 30, 2003. Upon execution and delivery of this Agreement by the parties, each of the Millers shall resign from the Board effective immediately and shall resign, effective as of the Separation Date, from all director and officer positions of all of the Company's subsidiaries. The Millers shall not be entitled to any consideration for such resignations, except as otherwise provided in this Agreement.

     Section 1.5  Corporate Control.  Except as otherwise permitted or
                  -----------------
contemplated in this Agreement or any agreement to which the Company is a party on the date hereof which has been approved by the Board, each of the Millers agrees they will not, directly or indirectly, and will not cause any person or entity to, without the prior written consent of the Board, (a) in any manner acquire, agree to acquire or make any proposal to acquire, directly or indirectly, any securities or property of the Company or any of its affiliates,
(b) propose to enter into, directly or indirectly, any merger, consolidation, recapitalization, business combination or other similar transaction involving the Company or any of its affiliates, (c) make, or in any way participate in any "solicitation" of "proxies" (as such terms are used in the proxy rules of the Securities and Exchange Commission) to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of the Company or any of its affiliates, (d) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act 1934, as amended), with respect to any voting securities of the Company or any of its affiliates, (e) otherwise act, alone or in concert with others, to seek to control or influence the management, Board or policies of the Company or to disparage or defame the Company, (f) disclose any intention, plan or arrangement inconsistent with the foregoing, or (g) advise, assist or encourage any other persons in connection with any of the foregoing. The provisions of this Section
1.5 shall terminate on the earlier to occur of (a) an Initial Public Offering,
(b) upon any merger or consolidation requiring the consent of the holders of the Company's Common Stock that is approved by the Board, where following the closing of such transaction the Millers and entities controlled by the Millers beneficially own less than 30% of the outstanding capital stock of the surviving entity, or (c) on the one year anniversary of this Agreement.

     Section 1.6  General Release.  Upon execution and delivery of this
                  ---------------
Agreement by the parties, each party shall execute and deliver the general release attached hereto as Exhibit B, generally releasing the other parties from
                           ----------
any and all claims and liabilities, except for certain claims and liabilities as described in the form of the attached general release.

     Section 1.7.  Registration Rights and Lock-up Agreement.  The Millers shall
                   -----------------------------------------
be entitled to piggyback and S-3 registration rights with respect to all shares of Common Stock currently held by the Millers equivalent to those piggyback and S-3 registration rights held by "Holders" of "Registrable Securities" under that certain Second Amended and Restated Investor Rights Agreement dated as of September 1, 2000, by and among the Company and the Investors named therein (the "Investor Rights Agreement"), provided, however, notwithstanding the foregoing,
 -------------------------
the piggyback registration rights provided to the Millers in this Section 1.7 shall be subject to cutback in their entirety under the cutback provisions of the Investor Rights Agreement before any shares of any other "Holder" or investor are cutback and the S-3 registration rights shall be subject to the approval of the "Holders" of a majority of the "Registrable Securities" under the Investor Rights Agreement. The registration rights granted to Millers under this Section 1.7 may not be assigned or transferred in any manner without the prior written consent of the Company and all such registration rights shall terminate four years after the date of the Company's "Initial Offering," as
defined in the Investor Rights Agreement.   On the date hereof, the Millers
shall execute and deliver the Lock-Up Agreement attached hereto as Exhibit C.
                                                                   ---------

     Section 1.8.  Public Disclosures.  The parties agree that the terms of this
                   ------------------
Agreement shall be considered confidential information and shall not be disclosed to any third party, except as is mutually agreed to by the Company and Irving and Iris Miller, as applicable; provided, however, notwithstanding the foregoing, in the event either party is legally required or compelled to disclose the terms of this Agreement such disclosure shall be permitted hereunder provided prior written notice of such disclosure is provided to the nondisclosing party. Notwithstanding the foregoing, it is expressly agreed and understood that the Company shall be permitted to disclose this Agreement in connection with an Initial Public Offering and in connection with future financing transactions or acquisitions by or of the Company and future filings with the Securities and Exchange Commission.

     Section 1.9   Non-Solicitation.  For a period of one (1) year from the date
                   ----------------
of this Agreement, each of Millers agree they will not solicit any person employed by the Company to leave their employment.

     Section 1.10  Further Assurances and Other Covenants.  The parties each
                   --------------------------------------
agree that they will execute and deliver such additional documents and instruments reasonably acceptable to the parties as may be reasonably necessary to effect the transactions contemplated in this Agreement, including without limitation, those matters set forth in this Section 1.10. Each of the Millers shall cooperate with the Company at the Company's reasonable request and use commercially reasonable efforts to assist the Company at the Company's sole expense and without liability to the Millers in understanding and disclosing information known to the Millers regarding the Company which is reasonably necessary to effect the Financings, Initial Public Offering or other transactions requiring such understanding or disclosure. Each of the Millers further agrees that they will execute such documents and instruments and assist the Company at its sole expense in transferring any Company assets, including without limitation Company vehicles, without any additional consideration to the Millers, as may be requested by the Company and reasonably necessary to effect such transfers. The Company agrees to provide information and documentation reasonably requested by the Millers and at their expense related to their service and employment with the Company.

                                   ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE MILLERS

     Each of the Millers hereby represents and warrants to the Company jointly and severally as follows:

     Section 2.1  Authority and Binding Effect.  Each of the Millers has the
                  ----------------------------
power, authority, and capacity to execute and deliver this Agreement and to perform his or her obligations under this Agreement. This Agreement has been duly executed and delivered by each of the Millers and constitutes a valid and legally binding obligation of each of the Millers, enforceable against them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 2.2  No Conflict.   The execution, delivery and performance of this
                  -----------
Agreement by the Millers will not violate or result in a material breach of any agreement to which either of the Millers is bound, excluding any violation or breach that may result from the Company's failure to obtain all requisite consents of its stockholders to the Share Repurchase and the registration rights contemplated in this Agreement for which the Company agrees to use commercially reasonable efforts to obtain.

                                  ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     Section 3.1  Authority and Binding Effect.  The Company has the power,
                  ----------------------------
authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 3.2  No Conflict.   The execution, delivery and performance of this
                  -----------
Agreement by the Company will not violate or result in a material breach of the Company's Restated Certificate of Incorporation or Amended and Restated Bylaws or any agreement to which it is bound.

     Section 3.3  Repurchase.   The Company hereby represents and warrants that
                  ----------
on and as of the date of this Agreement and through and including the closing of the Share Repurchase, the Company has not and will not repurchase any shares of its capital stock other than the Repurchase Shares if such repurchase would cause the Share Repurchase to be deemed to be a dividend to the Millers. The Company further represents and warrants that it has not had earnings or profits during the first three quarters of fiscal year 2000 or for fiscal year ended December 31, 1999 and does not currently expect to have earnings or profits at or for the year ended December 31, 2000.

                                  ARTICLE IV
                                 MISCELLANEOUS

     Section 4.1  Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the internal laws of the State of Delaware, without regard to principles of conflicts of laws.

     Section 4.2  Tax Matters.  Each of the Millers acknowledges that, except as
                  -----------
otherwise expressly provided herein, it is their sole responsibility, and not the Company's, to pay any taxes of the Millers that may be caused by the transactions contemplated herein.

     Section 4.3  Survival.  The representations, warranties, covenants and
                  --------
agreements made herein shall survive the closing of the transactions contemplated hereby.

     Section 4.4  Successors and Assigns.  Except as expressly provided herein,
                  ----------------------
the rights and obligations hereunder may not be assigned or delegated by either of the Millers or the Company without the prior written consent of the other. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto.

     Section 4.5  Entire Agreement; Amendment.  This Agreement constitutes the
                  ---------------------------
full and entire understanding and agreement among the parties with regard to the subject matter hereof and supercedes any prior agreements. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Irving and Iris Miller.

     Section 4.6  Notices and Other Communications.  Every notice or other
                  --------------------------------
communication required or contemplated by this Agreement by either party shall be deemed sufficient upon delivery when delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested by registered or certified mail, (iii) overnight courier, such as Federal Express or UPS, or (iv) facsimile in each case addressed to the Company or Irving or Iris Miller, as the case may be, at the address set forth on the signature page hereto or at such other address as the intended recipient previously shall have designated by written notice.

     Section 4.7  Delays or Omissions.  No delay or omission to exercise any
                  -------------------
right, power or remedy accruing to any person or entity hereunder, upon any breach or default under this Agreement, shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any person or entity hereunder of any breach or default under this Agreement, or any waiver on the part of any such person or entity of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise shall be cumulative and not alternative.

     Section 4.8  Severability.  In case any provision of this Agreement shall
                  ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 4.9  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.

    Section 4.10  Attorneys' Fees.  If any action or proceeding shall be
                  ---------------
commenced to enforce this Agreement or any right or obligation arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

     TURBOLINUX, INC.

By:  /s/ T. Paul Thomas                /s/ Irving W. Miller
     ---------------------------       --------------------------
     T. Paul Thomas                    Irving W. Miller
     Chief Executive Officer

                                       /s/ Iris M. Miller
                                       --------------------------
     TURBOLINUX PTY LTD, an            Iris M. Miller
     Australian corporation

By:  /s/ T. Paul Thomas
     ---------------------------      Irving W. Miller Annuity Trust No. 1, for
     T. Paul Thomas                   itself and as nominee for Irving W. Miller
                                      Annuity Trust No. 2

     TURBOLINUX DEUTSCHLAND           By: /s/ Iris M. Miller
     GmbH, A German corporation          -----------------------
                                      Name: Iris M. Miller
By:  /s/ T. Paul Thomas               Its:  Trustee
     --------------------------
     T. Paul Thomas                   Irving W. Miller Annuity Trust No. 1., for
     President                        itself and as nominee for Irving W. Miller
                                      Annuity Trust No. 2

     TURBOLINUX (HONG KONG)           By: /s/ Irving W. Miller
     LIMITED, a Hong Kong corporation    -----------------------
                                      Name:  Irving W. Miller
By:  /s/ T. Paul Thomas               Its: Trustee
     --------------------------
     T. Paul Thomas                   MILLER IRREVOCABLE 2000 TRUST
     President
                                      By: /s/ Iris M. Miller
                                         -----------------------
     TURBOLINUX KK,                   Name: Iris M. Miller
     a Japanese corporation           Its: Trustee

By:  /s/ T. Paul Thomas
     --------------------------
     T. Paul Thomas
     President

TURBOLINUX KOREA INC.,
a Korean corporation

By:  /s/ T. Paul Thomas
     -----------------------------
     T. Paul Thomas
     President


     TURBOLINUX BEIJING INC.,
     a PRC corporation

By:  /s/ T. Paul Thomas
     -----------------------------
     T. Paul Thomas
     President


     TURBOLINUX TAIWAN LIMITED,
     a Taiwanese corporation

By:  /s/ T. Paul Thomas
     -----------------------------
     T. Paul Thomas
     President

                                   EXHIBIT A
                                   ---------

                              REPURCHASE AGREEMENT
                              --------------------



     THIS REPURCHASE AGREEMENT (this "Agreement") is made and entered into as of
                                      ---------
October 10, 2000, between TURBOLINUX, INC., a Delaware corporation, (the "Company"), and Irving W. Miller and Iris M. Miller (Irving and Iris Miller are
--------
collectively referred to as "Holders" and individually as "Holder").
                             -------                       ------

     A.  Pursuant to that certain Separation Agreement (the "Separation
                                                             ----------
Agreement") dated as of October 10, 2000, by and among the Company and the
---------
Holders, the Company desires to repurchase (the "Share Repurchase") from the
                                                 ----------------
Holders and the Holders desire to sell to the Company that number of shares of Common Stock of the Company (the "Common Stock") described on the signature page
                                  ------------
of this Agreement (the "Repurchase Shares") for a total aggregate repurchase
                        -----------------
price as set forth on the signature page of this Agreement (the "Aggregate
                                                                 ---------
Purchase Price").
--------------

     B. The Share Repurchase under this Agreement is intended to satisfy the Company's obligations under Section 1.2 of the Separation Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

                                   ARTICLE I
                            COVENANTS AND AGREEMENTS

     Section 1.1  Share Repurchase.  Subject to the terms and conditions hereof,
                  ----------------
on the Closing Date (as defined below) Holders agree to sell the Repurchase Shares to the Company and the Company agrees to pay to Holders the Aggregate Purchase Price.

     Section 1.2  Agent Fee.  Upon closing the Share Repurchase, the Holders
                  ---------
shall pay one half of the finders fee of $750,000 (i.e., $375,000) payable by the Company to Asia Pacific Finance Group, Ltd. in connection with the preferred stock financings closing between September 1, 2000 and October 15, 2000 (the "Financings").
-----------

                                   ARTICLE II
                             CLOSING DATE; DELIVERY

     Section 2.1  Closing Date.  The consummation of the Share Repurchase with
                  ------------
respect to Holder's Repurchase Shares shall occur as soon as practicable but no later than November 9, 2000 (the "Closing Date").
                                  ------------

     Section 2.2  Delivery.
                  --------

          (a) Holder Deliverables.  On the Closing Date, in order to effect the
              -------------------
Share Repurchase, Holders shall deliver to the Company (i) an executed copy of this Agreement, and (ii) original stock certificates representing the Repurchase Shares fully endorsed for transfer to the Company.

          (b) Company Deliverables.  On the Closing Date, the Company shall
              --------------------
deliver to the Holders (i) an executed copy of this Agreement, and (ii) the Aggregate Purchase Price for the Repurchase Shares.

                                  ARTICLE III
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDERS

     The Holders hereby, jointly and severally, represent, warrant and covenant to the Company as follows:

     Section 3.1  Title.  At the time of the closing of the Share Repurchase,
                  -----
except for any rights the Company or any third party may have under any agreements to which the Company is a party and which have been approved by the Board of Directors of the Company, (i) the Holders own and shall continue to own all right, title and interest in and to the Repurchase Shares, free and clear of all liens, encumbrances, charges, security interests, claims and assessments of any kind or nature whatsoever, (ii) each of the Repurchase Shares is and shall continue to be subject to no options to purchase, call right, participation interest, or any similar or other rights of any person, (iii) the Holders have made and will make no assignment, pledge, hypothecation or transfer of the Repurchase Shares, and (iv) the Repurchase Shares are and shall be subject to no restrictions with respect to transferability except for compliance with applicable federal and state securities laws as set forth in the legend thereon.

     Section 3.2  Authority and Binding Effect.  Each of the Holders has the
                  ----------------------------
power, authority, and capacity to execute and deliver this Agreement and to perform his or her obligations under this Agreement. This Agreement has been duly executed and delivered by each of the Holders and constitutes a valid and legally binding obligation of each of the Holders, enforceable against them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 3.3  No Conflict.   The execution, delivery and performance of this
                  -----------
Agreement by the Holders will not violate or result in a material breach of any agreement to which either of the Holders is bound, excluding any violation or breach that may result from the Company's failure to obtain all requisite consents of its stockholders to the Share Repurchase and the registration rights contemplated in this Agreement for which the Company agrees to use commercially reasonable efforts to obtain.

                                  ARTICLE IV
           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     Section 4.1  Authority and Binding Effect.  The Company has the power,
                  ----------------------------
authority, and capacity to execute and deliver this Agreement and to perform its obligations under this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

     Section 4.2  No Conflict.  The execution, delivery and performance of this
                  -----------
Agreement by the Company will not violate or result in a material breach of the Company's Restated Certificate of Incorporation or Bylaws, any agreement to which it is bound or the Delaware General Corporation Law.

     Section 4.3  Repurchase.  The Company hereby represents and warrants that
                  ----------
on and as of the date of this Agreement and through and including the closing of the Share Repurchase, the Company has not and will not repurchase any shares of its capital stock if such repurchase would cause the Share Repurchase to be deemed to be a dividend to the Holders.

                                   ARTICLE V
                                 MISCELLANEOUS

     Section 5.1  Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the internal laws of Delaware, without regard to principals of conflicts of laws.

     Section 5.2  Tax Matters.  Holders acknowledge that it is their sole
                  -----------
responsibility, and not the Company's, to pay any taxes of Holders that may be caused by the purchase and sale of the Repurchase Shares.

     Section 5.3  Survival.  The representations, warranties, covenants and
                  --------
agreements made herein shall survive the closing of the transactions contemplated hereby.

     Section 5.4  Successors and Assigns.  Except as expressly provided herein,
                  ----------------------
the rights and obligations hereunder may not be assigned or delegated by the Holders or the Company without the prior written consent of the other. The provisions hereof shall inure to the benefit of, and be binding upon, the successors and permitted assigns of the parties hereto.

     Section 5.5  Entire Agreement; Amendment.  This Agreement constitutes the
                  ---------------------------
full and entire understanding and agreement among the parties with regard to the subject matter hereof. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and each Holder, as applicable.

     Section 5.6  Notices and Other Communications.  Every notice or other
                  --------------------------------
communication required or contemplated by this Agreement by either party shall be deemed sufficient upon delivery when delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested by registered or certified mail, (iii) overnight courier, such as Federal Express or UPS, or (iv) facsimile in each case addressed to the Company or the Holder, as the case may be, at the address as the intended recipient previously shall have designated.

     Section 5.7  Delays or Omissions.  No delay or omission to exercise any
                  -------------------
right, power or remedy accruing to any person or entity hereunder, upon any breach or default under this Agreement, shall impair any such right, power or remedy nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any person or entity hereunder of any breach or default under this Agreement, or any waiver on the part of any such person or entity of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies either under this Agreement, or by law or otherwise shall be cumulative and not alternative.

     Section 5.8  Severability.  In case any provision of this Agreement shall
                  ------------
be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 5.9  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party.

     Section 5.10  Attorneys' Fees.  If any action or proceeding shall be
                   ---------------
commenced to enforce this Agreement or any right arising in connection with this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party the reasonable attorneys' fees, costs and expenses incurred by such prevailing party in connection with such action or proceeding.



                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.



TURBOLINUX, INC.:


By:
     -----------------------------
     Name:  T. Paul Thomas
     Title:  Chief Executive Officer


HOLDERS:


---------------------------------
Irving W. Miller



---------------------------------
Iris M. Miller


Shares to Be Included in the Share Repurchase:

Aggregate of 2,054,793 shares of Common Stock from the Holders on a prorata basis

Aggregate repurchase price of Repurchase Shares: $7,499,994.40

                                   EXHIBIT B
                                   ---------


                         AGREEMENT AND GENERAL RELEASE
                         -----------------------------


     This Agreement and General Release ("Release") is made and entered into as of October 10, 2000 and is being delivered pursuant to Section 1.5 of that certain Separation Agreement (the "Agreement"), of even date herewith, by and among TurboLinux, Inc., a Delaware corporation (the "Company" and collectively with each of the Company's undersigned subsidiaries, the "Company Parties"), on the one hand, and Irving W. Miller and Iris M. Miller (the "Millers" and collectively with each of the undersigned entities controlled by the Millers, the "Miller Parties"), on the other hand. Each of the Company Parties and the Miller Parties is sometimes referred to herein as a "Party."

     The Millers hereby confirm their obligations under the Company's standard form of proprietary information agreement.

     Each of the Company Parties and the Miller Parties acknowledges that they have read and understand Section 1542 of the California Civil Code which reads as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

     EACH OF THE COMPANY PARTIES AND THE MILLER PARTIES HEREBY EXPRESSLY WAIVES AND RELINQUISHES ALL RIGHTS AND BENEFITS UNDER THAT SECTION AND ANY LAW OF ANY JURISDICTION OF SIMILAR EFFECT WITH RESPECT TO SUCH PARTY'S RELEASE OF ANY CLAIMS SUCH PARTY MAY HAVE AGAINST THE OTHER PARTY.

     Except as otherwise set forth in this Release, each Party hereby releases, acquits and forever discharges the other Party and such Party's respective officers, directors, agents, servants, employees, stockholders, successors, assigns and affiliates, of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed including but not limited to, claims of intentional and negligent infliction of emotional distress, any and all tort claims for personal injury, claims for breach of fiduciary duty, claims or demands related to salary, bonuses, commissions, stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation except severance and other rights provided under the Agreement; claims pursuant to any federal, state or local law or cause of action including, but not limited to, the federal Civil Rights Act of 1964, as amended; the federal Age Discrimination in Employment Act of 1967, as amended ("ADEA"); the federal Americans with Disabilities Act of 1990; the
          ----
California Fair Employment and Housing Act, as amended; tort law; contract law; wrongful discharge; discrimination; fraud; defamation; emotional distress; and breach of the implied covenant of good faith and fair dealing. Notwithstanding anything to the contrary contained in this Release, this Release extends to all claims except the following: a) any claim the Millers may have to workers' compensation and unemployment insurance benefits; b) any right to indemnity the Millers may have under California Labor Code section 2802 and as provided by the Company by-laws and policies; c) any right the Millers have to continue their medical coverage under COBRA; d) any right the Miller Parties have to vested stock and earned benefits under Company stock option plans, employee stock purchase plans, 401k plans, and the like; and e) any claim for indemnification the Millers may have now or in the future under the Indemnification Agreements dated as of June 26, 2000; f) any claim that the Company Parties may have now or in the future against the Miller Parties arising out of a breach by any of the Miller Parties of any representation, warranty or covenant contained in the documents listed on the attached Schedule (a); g) any claim the Company Parties
                                 ------------
may have now or in the future against the Miller Parties arising out of the fraud or willful misconduct of any of the Miller Parties (it being expressed agreed that "willful misconduct" shall not include any negligent or grossly negligent act or omission); and h) all benefits and rights to which any Party may be entitled under, or any breach by any Party of, the Agreement or any agreements between any of the Miller Parties and any of the Company Parties executed in connection therewith. Notwithstanding anything to the contrary provided in this Release, this Release shall terminate and shall be void ab initio in the event any of the Company Parties brings any action against any of the Miller Parties, other than an action for breach of the Agreement or any of the agreements, documents or instruments executed in connection, or concurrently, with the Agreement.

     The following paragraph applies to the Millers only:

     I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA. I also acknowledge that the consideration given for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (A) my waiver and release do not apply to any rights or claims that may arise after the effective date of this Release; (B) I have the right to consult with an attorney prior to executing this Release; (c) I have twenty-one (21) days to consider this Release (although I may choose to voluntarily execute this Release earlier); (D) I have seven (7) days following the execution of this Release by the parties to revoke the Release; and (E) this Release shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after this Release is executed by me, provided that each of the Company Parties has also executed this Agreement by that date.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this Agreement and General Release as of the date and year first above written.

TURBOLINUX, INC.

By:
     -----------------------------      -----------------------------------
     T. Paul Thomas                     Irving W. Miller
     Chief Executive Officer


     TURBOLINUX PTY LTD,                -----------------------------------
     an Australian corporation          Iris M. Miller

By:
     -----------------------------
     T. Paul Thomas                     Iris Miller Annuity Trust No. 1, for
     President                          itself and as nominee for Iris Miller
                                        Annuity Trust No. 2


                                        By:
                                             ------------------------------
     TURBOLINUX DEUTSCHLAND,            Name:  Iris M. Miller
     GmbH, a German corporation         Its:  Trustee

By:
     ----------------------------
     T. Paul Thomas                     Irving W. Miller Annuity Trust No. 1,
     President                          for itself and as nominee for Irving
                                        W. Miller Annuity Trust No. 2

     TURBOLINUX (HONG KONG)
     LIMITED, a Hong Kong corporation   By:
                                             -------------------------------
                                        Name:  Irving W. Miller
                                        Its:  Trustee
By
     -----------------------------
     T. Paul Thomas
     President                          Miller Irrevocable 2000 Trust

                                        By:
                                             -------------------------------
     TURBOLINUX KK,                     Name:  Iris M. Miller
     a Japanese corporation             Its:  Trustee

By:
     -----------------------------
     T. Paul Thomas
     President

   TURBOLINUX KOREA INC.,
   a Korean corporation


By:
   -----------------------------
   T. Paul Thomas
   President


   TURBOLINUX BEIJING INC.,
   a PRC corporation


By:
   -----------------------------
   T. Paul Thomas
   President


   TURBOLINUX TAIWAN LIMITED,
   a Taiwanese corporation


By:
   -----------------------------
   T. Paul Thomas
   President

                                   EXHIBIT C
                                   ---------


                               LOCK-UP AGREEMENT

                          Dated as of October 10, 2000

TurboLinux, Inc.
8000 Marina Boulevard
Suite 300
Brisbane, California  94005

Deutsche Bank Securities Inc.
One South Street
Baltimore, Maryland 21202

Ladies and Gentlemen:

   1. Each of the undersigned understands that Deutsche Bank Securities Inc. ("Deutsche Bank"), as a representative or sole representative (the "Representative," which term includes any successor to Deutsche Bank in such capacity) of the several underwriters (the "Underwriters," which term includes Deutsche Bank in its capacity as an underwriter), proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with TurboLinux, Inc., a Delaware corporation (the "Company"), providing for the initial public offering by the Underwriters of common stock (the "Common Stock") of the Company (the "Public Offering").

   2.  In consideration of the Separation Agreement (the "Separation
Agreement") of even date herewith by and among the Company and its subsidiaries, on the one hand, and Irving W. Miller, Iris M. Miller and the other parties hereto, on the other hand, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agree, jointly and severally, that the undersigned will not and will cause any Donee (as defined below) not to, in each case without the prior written consent of the Representative, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase, enter into any contract to sell or otherwise dispose of or transfer any shares of Common Stock (including, without limitation, any shares of Common Stock which may be deemed to be beneficially owned by any of the undersigned or any Donee in accordance with the rules and regulations of the Securities and Exchange Commission and any shares of Common Stock which may be issued upon exercise of any stock options or warrants or upon conversion or exchange of any convertible or exchangeable securities) or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock (collectively, "Rights," which term includes, without limitation, any shares of preferred stock which are convertible into Common Stock) or enter into any Hedging Transaction (as defined below) (each of the foregoing referred to as a "Disposition") for a period commencing on the date of this letter agreement and continuing through and including the 180th day following the date of the Underwriting Agreement (the "Lock-Up Period"). Notwithstanding the restrictions set forth above in this paragraph, during the period commencing on the date of this letter agreement to but excluding the date of the Underwriting Agreement (the date of the Underwriting Agreement being hereinafter called the "Subject Date"), the undersigned (but not their Donee) shall be permitted to sell or otherwise transfer up to an aggregate of 550,000 shares (adjusted for any stock split, stock dividend, stock combination, reorganization or similar transaction) of Common Stock; provided, however, that in connection with any such sale or other transfer, the undersigned shall (i) obtain the prior written consent of the Company, which consent shall not be withheld unless the proposed transferee is a competitor of the Company or the proposed transferee is otherwise reasonably objectionable to the Company as determined in good faith by the Company's Board of Directors or a committee thereof, and (ii) prior to such sale or other transfer, cause the transferee to execute and deliver to the Company and the Representative a written agreement, addressed to and in form and substance satisfactory to the Company and the Representative, (A) in substantially the form of the lock-up agreement executed by the Company's officers and directors in connection with the Public Offering, (B) to the further effect set forth in paragraphs 7, 14 and 15 of this letter agreement, mutatis mutandis, and (C) to the further effect that, in the event that such transferee elects to effect a Disposition of or in respect of any such shares at any time prior to the last day of the Lock-Up Period and at a time when such transferee is not otherwise prohibited from effecting such Disposition by the other terms of such agreement, such transferee will not, directly or indirectly, effect such Disposition unless, prior to such Disposition, the person or entity to whom such Disposition is being made shall have executed and delivered to the Company and the Representative a written agreement, addressed to and in form and substance satisfactory to the Company and the Representative, to the effect specified in clauses (A) and (B) and this clause (C) of this sentence.

   3. The undersigned agree, jointly and severally, that, if the Company effects the Public Offering, then, during the period beginning on and including the 181st day after the Subject Date through and including the first anniversary of the Subject Date (the "Restricted Period"), the undersigned will not and will cause any Donee not to, in each case without the prior written consent of the Representative, directly or indirectly, effect any Disposition of any shares of Common Stock (including, without limitation, any shares of Common Stock which may be deemed to be beneficially owned by any of the undersigned or any Donee in accordance with the rules and regulations of the Securities and Exchange Commission and any shares of Common Stock which may be issued upon exercise of any stock options or warrants or upon conversion or exchange of any convertible or exchangeable securities) or Rights, except the undersigned and any Donee may effect Dispositions which, in the aggregate, when taken together with all other Dispositions effected by the undersigned and any Donee during the Restricted Period, do not exceed the volume limitations of Rule 144(e)(1), whether or not such volume limitations are in fact applicable to any such Dispositions; provided, however, that the undersigned shall not, and shall cause any Donee not to, directly or indirectly, effect any Disposition during the Restricted Period (other than a sale or other transfer of shares of Common Stock that is permitted by the foregoing provisions of this paragraph and that is made pursuant to Rule 144(e)(1) or pursuant to a registration statement that is effective under the Securities Act of 1933, as amended, in either case as a result of which the securities being transferred shall cease to be "restricted securities" as defined in Rule 144), unless, prior to such Disposition the undersigned shall have caused the transferee to execute and deliver to the Company and the Representative a written agreement, addressed to and in form and substance satisfactory to the Company and the Representative, to the effect that (A) such transferee will not, directly or indirectly, effect any Disposition of or in respect of any Subject Securities (as defined below) pursuant to Rule 144, pursuant to a registration statement that is effective under the Securities Act of 1933, as amended, or pursuant to any other transaction as a result of which such Subject Securities shall cease to be "restricted securities" as defined in Rule 144 until after the first anniversary of the Subject Date, (B) to the further effect set forth in paragraphs 4, 6, 7 and 8 and paragraphs 12 through 15, inclusive, of this letter agreement, mutatis mutandis, and (C) to the further effect that such transferee will not, directly or indirectly, effect any Disposition of or in respect of any Subject Securities at any time prior to the first anniversary of the Subject Date unless, prior to such Disposition, the person or entity to whom such Disposition is being made shall have executed and delivered to the Company and the Representative a written agreement, addressed to and in form and substance satisfactory to the Company and the Representative, to the effect specified in clauses (A) and (B) and this clause (C) of this sentence. For purposes of determining whether any Disposition complies with the volume limitations of Rule 144(e)(1), all Dispositions made by the undersigned and their Donee during the Restricted Period, including without limitation, any public or private transfers and any Hedging Transactions, shall be included and shall be aggregated and treated as if all such Dispositions were made by a single person (it being understood and agreed that all such Dispositions, when taken in the aggregate and assuming that all such Dispositions have been made by the same person, must comply with such volume limitations) and, for such purposes (x) a Hedging Transaction shall be deemed to be the sale of the number of shares of Common Stock covered by or implicit in such Hedging Transaction and (y) the Disposition of a Right shall be deemed to be the sale of the number of shares of Common Stock for which such Right may be converted, exchanged or exercised. Any Disposition made by the undersigned or any of their Donee during the Restricted Period shall only be made through the Representative, as broker dealer, or, at the option of the Representative in its sole and absolute discretion, through another broker dealer approved by the Representative. As used in this letter agreement, the term "Subject Securities" shall mean any shares of Common Stock or Rights or any interest therein which are sold or otherwise transferred by any of the undersigned or any Donee or which are the subject of a Disposition by any of the undersigned or any Donee.

   4. Subject to the exceptions provided in the two immediately preceding paragraphs, the restrictions set forth in the two immediately preceding paragraphs are expressly intended to preclude each of the undersigned and any Donee from engaging in any Hedging Transaction or other transaction which is designed to or reasonably expected to lead to or result in a Disposition during either the Lock-Up Period or the Restricted Period, even if the securities would be disposed of by someone other than any of the undersigned or their Donee, as the case may be. "Hedging Transaction" means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock or any Rights. The restrictions set forth in the two immediately preceding paragraphs and this paragraph shall apply to all shares of Common Stock and all Rights now owned or hereafter acquired by any of the undersigned or any Donee, except that such restrictions shall not apply to any shares of Common Stock acquired by any of the undersigned or any Donee in open market transactions after the Public Offering.

   5. Notwithstanding the foregoing, each of the undersigned may effect Dispositions of any or all of the undersigned's Common Stock or Rights (i) free of any restrictions imposed by this letter agreement if (A) the Company files and thereafter withdraws from filing a registration statement for the Public Offering with the Securities and Exchange Commission (unless such withdrawal is in connection with or as a result of a merger or consolidation of the Company with or into, or a sale, lease or other transfer of all or substantially all of the Company's assets to, another entity and, within a reasonable period of time after such withdrawal, the surviving, resulting or acquiring entity or its parent shall file a registration statement in lieu of the registration statement which was withdrawn), (B) at any time after the first anniversary date of this Agreement if the Company fails to close the Public Offering on or before such anniversary date, (C) prior to the completion of the Public Offering, the Company merges into or consolidates with another entity whose common stock is listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market and which has a market capitalization (determined as of the business day immediately preceding the effective date of such merger or consolidation) of at least $1 billion and, prior to such merger or consolidation, the undersigned and any Donee execute and deliver to the Company and the Representative a written agreement, in customary form, addressed to and in form and substance satisfactory to the Company, the Representative and the surviving or resulting entity, to the effect that the undersigned and the Donee agree to comply with the transfer restrictions set forth in Rule 145 under the Securities Act of 1933, as amended, which are applicable to affiliates of the entity being acquired and, if applicable, the resulting or acquiring entity, or
(D) the Separation Agreement is terminated pursuant to the provisions set forth in the fourth sentence of Section 1.2 thereof, (ii) by will or intestacy; (iii) if such transfer is not for value, to a trust or by gift, in each case for estate planning purposes; or (iv) to the Company as contemplated in the Separation Agreement; provided, however, that in any such case described in clause (ii) or (iii) of this paragraph it shall be a condition to such transfer that, prior to or concurrently with such transfer, the transferee (any such transferee being hereinafter called a "Donee") executes and delivers to the Company and the Representative an agreement stating that the Donee is receiving and holding the Common Stock or Rights, as the case may be, subject to the provisions of this letter agreement (except that such agreement shall provide that such Donee shall not be entitled to effect a Disposition of any such shares of Common Stock or Rights during the Lock-up Period), and that there shall be no further transfer or other Disposition of such Common Stock or Rights, as the case may be, except in accordance with this letter agreement.

   6. Without limiting the restrictions herein, any Disposition by any of the undersigned or any of their Donee shall remain at all times subject to applicable securities laws, including without limitation the resale restrictions imposed by Rule 144 promulgated under the Securities Act of 1933, as amended.

   7. The undersigned, jointly and severally, agree that the terms of this letter agreement shall apply, mutatis mutandis, to any securities (as if such securities were Common Stock or Rights) acquired by the undersigned or any of their Donee (i) as the result of a merger or consolidation of the Company with or into any other entity, (ii) as all or part of the consideration received from a sale, lease, exchange or other transfer of all or any of the Company's assets, or (iii) pursuant to any other business combination or similar transaction involving the Company as a result of which holders of Common Stock or Rights receive other securities in exchange for shares of Common Stock or Rights; it being understood that, if a transaction described in clause (i), (ii) or

(iii) of this sentence shall occur, the undersigned shall be entitled to sell or exchange their Common Stock or Rights in such transaction.

   8. The undersigned, jointly and severally, agree that the Company may, and that each of the undersigned will, (i) with respect to any shares of Common Stock or Rights for which any of the undersigned or any Donee is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock or Rights, as the case may be, on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or Rights for which any of the undersigned or any Donee is the beneficial owner but not the record holder, cause the record holder of such shares of Common Stock or Rights, as the case may be, to cause the transfer agent for the Company to note stop transfer instructions with respect to such shares of Common Stock or Rights on the transfer books and records of the Company.

   9. In addition, each of the undersigned and each Donee hereby waives any and all notice requirements and rights with respect to the registration of any shares of Common Stock, Rights or other securities pursuant to any agreement, understanding or otherwise, including any registration rights agreement or similar agreement to which any of the undersigned or any Donee is a party or under which any of the undersigned or any Donee is entitled to any right or benefit (hereinafter called, collectively, "Registration Rights"), provided that such waiver shall apply only to the Public Offering and any other actions taken by the Company in connection with the Public Offering. Without limitation to the foregoing provisions of this paragraph and the provisions of paragraph 11 of this letter agreement, if the undersigned or any Donee is or becomes a party to or otherwise entitled to any rights under the Second Amended and Restated Investor Rights Agreement dated as of September 1, 2000 between the Company and the other parties thereto (as the same may be amended or restated from time to time, the "Investor Rights Agreement"), the undersigned and each Donee agrees that the provisions of this paragraph and paragraph 11 of this letter agreement shall constitute a waiver for purposes of the Investor Rights Agreement; provided that such waiver shall apply only to the Public Offering and any other actions taken by the Company in connection with the Public Offering, and provided, further, that such waiver shall bind (i) the undersigned and any Donee and (ii) to the extent that the undersigned or any Donee may be deemed, or may claim to be, a Holder (as defined in the Investor Rights Agreement), then upon receipt by the Company of similar letter agreements or waivers signed by the Holders of a sufficient number of Registrable Securities (as defined in the Investor Rights Agreement) to bind all Holders in accordance with the Investor Rights Agreement, each other Holder.

   10. The undersigned and each Donee hereby, jointly and severally, agree not to assign or otherwise transfer any Registration Rights to any person or entity without the prior written consent of the Representative and the Company.

   11. The undersigned and each Donee hereby, jointly and severally, agree that, to the extent that the terms of this letter agreement conflict with or are in any way inconsistent with any registration rights agreement or similar agreement to which any of the undersigned or any Donee is a party or under which any of the undersigned or any Donee is entitled to any right or benefit, the terms and provisions of this letter agreement shall control and shall supersede any inconsistent terms and provisions of such registration rights agreement or similar agreement, but only insofar as such registration rights agreement or similar agreement relates to the Public Offering and any other actions taken by the Company in connection with the Public Offering.

   12. The undersigned and each Donee understand that the Company, the Underwriters and the Representative will proceed with the Public Offering in reliance on this letter agreement.

   13. The undersigned and each Donee hereby jointly and severally represent and warrant that each of them has full power and authority to enter into this letter agreement and that this letter agreement has been duly authorized (if applicable), executed and delivered by each of the undersigned and is a valid and binding agreement of each of the undersigned. All authority herein conferred or agreed to be conferred shall survive the death, incapacity, bankruptcy or insolvency of any of the undersigned or any Donee and any obligations of the undersigned or any Donee shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned and each Donee.

   14. Anything herein to the contrary notwithstanding, the undersigned and each Donee acknowledge and agree that Deutsche Bank has not agreed to and has no obligation whatsoever to enter into the Underwriting Agreement or to act as Representative or as an Underwriter for the Public Offering or any other financing or transaction, and that Deutsche Bank may elect not to enter into the Underwriting Agreement or to act as Representative or an Underwriter in the exercise of its sole and absolute discretion.

   15. Anything herein to the contrary notwithstanding, no term, covenant, agreement or condition set forth in this letter agreement may be amended or waived unless such amendment or waiver, as the case may be, is in writing and signed by the parties hereto and by the Company and the Representative. No such amendment or waiver shall extend to or affect any obligation not expressly amended or waived or impair any right consequent thereon.

   16. The undersigned represent and warrant, jointly and severally, that none of them owns or has any direct or indirect interest in any shares of Common Stock or Rights except for shares of Common Stock which are registered in the respective names of the undersigned.

   17. All representations, warranties, covenants and agreements of the undersigned and any Donee set forth in this letter agreement are the joint and several representations, warranties, covenants and agreements of the undersigned and such Donee.

                            [Signature Page Follows]

                                 Very truly yours,

                                 -----------------------------------
                                 Irving W. Miller

                                 -----------------------------------
                                 Iris M. Miller

                                 IRIS MILLER ANNUITY TRUST NO. 1, for itself and as nominee for Iris Miller Annuity Trust No. 2

                                 By:
                                     -------------------------------
                                 Name:  Iris M. Miller
                                 Its:  Trustee

                                 IRVING W. MILLER ANNUITY TRUST NO. 1, for itself and as nominee for Irving W. Miller Annuity Trust No. 2

                                 By:
                                     -------------------------------
                                 Name:  Irving W. Miller
                                 Its:  Trustee

                                 MILLER IRREVOCABLE 2000 TRUST

                                 By:
                                     -------------------------------
                                 Name:  Iris M. Miller
                                 Its:  Trustee